Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Omnia Wellness Inc., (the “Company”) on Form 10-K for the period ending March 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steve R. Howe, Executive Chairman and Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Omnia Wellness Inc..

/s/ Steve R. Howe	DATE: October 17, 2022
Steve R. Howe, Executive Chairman and Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Omnia Wellness Inc. and will be retained by Omnia Wellness Inc. to be furnished to the Securities and Exchange Commission or its staff upon request.